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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  January 27, 2006
                                                 -------------------------------


                               LAND O'LAKES, INC.
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             (Exact name of registrant as specified in its charter)


         MINNESOTA                     333-84486                 41-0365145
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



               4001 LEXINGTON AVENUE NORTH
                 ARDEN HILLS, MINNESOTA                            55126
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         (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code  (651) 481-2222
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
     (17 CFR 240.14a-12(b)).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


         On January 27, 2006, Land O'Lakes, Inc. (the "Company") announced that it had purchased the minority interest in MoArk, LLC ("MoArk") from Osborne Investments, LLC ("Osborne") for $71 Million in cash. The transaction increases the Company's ownership in MoArk, an entity engaged in the production and marketing of eggs and egg products, from 57.5% to 100%.

         The Company indicated that the purpose of the transaction was to consolidate control of MoArk as it continues the process of repositioning this business. The purchase essentially accelerates the exit of Osborne from the business by one year. As previously disclosed, Osborne held a put option on the Moark interest, exercisable in March 2007. The option was exercisable at a base price of $42 million plus an additional amount related to market conditions. The present value of the minimum purchase price had been recorded on the Company's balance sheet in Other Liabilities. The current transaction cancels that option and eliminates the Company's obligations to Osborne.

         Prior to closing this transaction, the Company amended its Five Year Revolving Credit Agreement to allow for the continued treatment of MoArk as an Unrestricted Subsidiary under that agreement. This Amendment permits MoArk to continue to maintain its own separate financing, which is not guaranteed by the Company.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               LAND O'LAKES, INC.


Date:  January 27, 2006                        /s/ Daniel Knutson
                                               ---------------------------------
                                               Daniel Knutson
                                               Senior Vice President and
                                               Chief Financial Officer